For Immediate Release

Date:                    April 24, 2013
Contact:              Roger S. Deacon
Chief Financial Officer
Phone:                 (215) 775-1435

FOX CHASE BANCORP, INC. ANNOUNCES INCREASED EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2013
 (Declares Dividend of $0.06 Per Share)

HATBORO, PA. April 24, 2013 – Fox Chase Bancorp, Inc. (the “Company”) (NASDAQ GS: FXCB), the holding company for Fox Chase Bank (the “Bank”), today announced net income of $1.8 million, or $0.16 per diluted share, for the three months ended March 31, 2013, compared to net income of $1.2 million, or $0.10 per diluted share, for the three months ended March 31, 2012.

Commenting on the performance for the quarter, Thomas M. Petro, President and Chief Executive Officer said, “We are pleased with our financial performance for the quarter as diluted earnings per share increased by 60% to $0.16 per share and our return on assets increased to 0.68%.  Our business strategy, which is focused on building commercial relationships, continues to generate an increase in commercial loans, which represented 74% of our loan portfolio at March 31, 2013. While economic conditions remain challenging in our markets, we did see improvement in certain asset quality metrics, which resulted in lower credit costs compared to prior quarters.  We continue to remain focused on increasing profitability, building our commercial loan portfolio and reducing nonperforming assets.”

Highlights for the quarter ended March 31, 2013 included:

•
Total assets were $1.09 billion at March 31, 2013 and December 31, 2012.  Total loans were $677.5 million at March 31, 2013, a decrease of $6.4 million, or 0.9%, from $683.9 million at December 31, 2012. Total commercial loans increased $6.7 million, or 1.3%, primarily due to increases of $16.0 million in commercial and industrial loans and $4.5 million in multi-family and commercial real estate loans, partially offset by a decrease of $13.8 million in commercial construction loans. As expected, one- to four-family residential mortgage loans decreased $8.6 million due to normal amortization exceeding new loans originated and consumer loans decreased $4.0 million.

•
Total stockholders’ equity was $179.4 million at March 31, 2013, a decrease of $2.1 million from $181.5 million at December 31, 2012, primarily due to the repurchase of 101,000 shares of Company common stock at an aggregate cost of $1.7 million.

•	Return on assets improved to 0.68% for the three months ended March 31, 2013, compared to 0.47% for the three months ended March 31, 2012.
•
Net interest income decreased $67,000, or 0.8%, to $7.9 million for the three months ended March 31, 2013, compared to $8.0 million for the three months ended March 31, 2012. The net interest margin was 3.07% for the three months ended March 31, 2013 compared to 3.11% for the three months ended December 31, 2012 and 3.23% for the three months ended March 31, 2012.

•	The efficiency ratio improved to 63.1% for the three months ended March 31, 2013 from 64.7% for the three months ended March 31, 2012;
•
Total noninterest income increased $360,000 to $1.1 million for the three months ended March 31, 2013 compared to $694,000 for the three months ended March 31, 2012 primarily due to a gain on sale of investment securities of $361,000 in 2013;

•
Noninterest expense increased $35,000, or 0.6%, to $5.7 million for the three months ended March 31, 2013, compared to $5.6 million for the three months ended March 31, 2012.  Assets acquired through foreclosure expense increased $170,000, of which $196,000 related to an increase in valuation adjustments on assets acquired through foreclosure. Valuation adjustments on assets acquired through foreclosure were $241,000 for the three months ended March 31, 2013 compared to $45,000 for the three months ended March 31, 2012. Salaries, benefits and other compensation increased $166,000, or 5.0%, for the three months ended March 31, 2013 compared to the three months ended March 31, 2012, primarily as a result of increased staffing costs.  These increases were offset by a $181,000 decrease in professional fees primarily due to lower loan work-out expense and a $48,000 decrease in data processing costs related to a renegotiated data processing contract that became effective in January 2013.

•
Noninterest expense decreased $762,000, or 11.8%, to $5.7 million for the three months ended March 31, 2013, compared to $6.4 million for the three months ended December 31, 2012. Assets acquired through foreclosure expense decreased $743,000, of which $738,000 related to a decrease in valuation adjustments on assets acquired through foreclosure. Valuation adjustments on assets acquired through foreclosure were $241,000 for the three months ended March 31, 2013 compared to $979,000 for the three months ended December 31, 2012. Additionally, professional fees decreased by $91,000 due to lower loan work-out expense and data processing costs decreased by $40,000 due to the renegotiated data processing contract that became effective in January 2013. These decreases were offset by a $115,000, or 3.4% increase, in salaries, benefits and other compensation for the three months ended March 31, 2013 compared to the three months ended December 31, 2012, primarily as a result of seasonal related payroll expense.

Credit related items as of and for the quarter ended March 31, 2013 include:

•	The allowance for loan losses was $11.6 million, or 1.68% of total loans, at March 31, 2013 compared to $11.2 million, or 1.61% of total loans, at December 31, 2012;
•	The provision for loan losses was $640,000 for the three months ended March 31, 2013, compared to $1.3 million for the three months ended March 31, 2012;
•
Total credit related costs, which include (i) provision for loan losses, (ii) valuation adjustments on assets acquired through foreclosure, offset by (iii) net (loss) gain on sale of assets acquired through foreclosure, totaled $885,000 for the three months ended March 31, 2013, compared to $1.4 million for the three months ended December 31, 2012 and $1.3 million for the three months ended March 31, 2012.

•
Net loan charge-offs totaled $207,000 for the three months ended March 31, 2013, compared to $492,000 for the three months ended December 31, 2012 and $2.1 million for the three months ended March 31, 2012.

•	Nonperforming assets totaled $24.3 million, or 2.24% of total assets, at March 31, 2013 compared to $25.6 million, or 2.36% of total assets, at December 31, 2012.

•	Delinquent loans totaled $1.6 million at March 31, 2013 compared to $2.1 million at December 31, 2012.

The Company also announced that its Board of Directors declared a cash dividend of $0.06 per outstanding share of common stock. The dividend will be paid on or about May 23, 2013 to stockholders of record as of the close of business on May 9, 2013.

Fox Chase Bancorp, Inc. will host a conference call to discuss first quarter 2013 results on Thursday, April 25, 2013 at 9:00 am EDT.  The general public can access the call by dialing (888) 317-6016.  A replay of the conference call will be available through June 7, 2013 by dialing (877) 344-7529; use Conference ID: 10027521.

Fox Chase Bancorp, Inc. is a stock holding company of Fox Chase Bank. The Bank is a federally chartered savings bank originally established in 1867.  The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and ten branch offices in Bucks, Montgomery, Chester, Delaware and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey.  For more information, please visit the Bank’s website at www.foxchasebank.com.

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein.  These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2013	2012
	(Unaudited)
INTEREST INCOME
Interest and fees on loans	$8,062	$8,848
Interest on mortgage related securities	1,738	1,979
Interest on investment securities available-for-sale
Taxable	71	93
Nontaxable	--	19
Other interest income	1	3
Total Interest Income	9,872	10,942
INTEREST EXPENSE
Deposits	1,177	1,771
Short-term borrowings	32	5
Federal Home Loan Bank advances	502	754
Other borrowed funds	248	432
Total Interest Expense	1,959	2,962
Net Interest Income	7,913	7,980
Provision for loan losses	640	1,275
Net Interest Income after Provision for Loan Losses	7,273	6,705
NONINTEREST INCOME
Service charges and other fee income	361	389
Net (loss) gain on sale of assets acquired through foreclosure	(4)	29
Income on bank-owned life insurance	116	119
Equity in earnings of affiliate	170	115
Net gain on sale of investment securities	361	--
Other	50	42

Total Noninterest Income	1,054	694
NONINTEREST EXPENSE
Salaries, benefits and other compensation	3,505	3,339
Occupancy expense	447	459
Furniture and equipment expense	124	152
Data processing costs	398	446
Professional fees	288	469
Marketing expense	30	46
FDIC premiums	185	181
Assets acquired through foreclosure expense	285	115
Other	413	433
Total Noninterest Expense	5,675	5,640
Income Before Income Taxes	2,652	1,759
Income tax provision	825	572
Net Income	$1,827	$1,187
Earnings per share:
Basic	$0.16	$0.10
Diluted	$0.16	$0.10

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands, Except Share Data)
	March 31,	December 31,
	2013	2012
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$148	$162
Interest-earning demand deposits in other banks	5,725	24,928
Total cash and cash equivalents	5,873	25,090

Investment securities available-for-sale	12,542	12,491
Mortgage related securities available-for-sale	302,727	283,616
Mortgage related securities held-to-maturity (fair value of $26,638 at
March 31, 2013 and $29,451 at December 31, 2012)	25,611	28,369
Loans, net of allowance for loan losses of $11,603
at March 31, 2013 and $11,170 at December 31, 2012	677,478	683,865
Federal Home Loan Bank stock, at cost	9,707	8,097
Bank-owned life insurance	14,193	14,077
Premises and equipment, net	10,252	10,443
Assets acquired through foreclosure	11,592	8,524
Real estate held for investment	1,620	1,620
Accrued interest receivable	3,394	3,223
Mortgage servicing rights, net	170	170
Deferred tax asset, net	3,966	2,953
Other assets	6,215	5,803
Total Assets	$1,085,340	$1,088,341
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits	$696,936	$687,409
Short-term borrowings	29,700	70,500
Federal Home Loan Bank advances	140,000	110,000
Other borrowed funds	30,000	30,000
Advances from borrowers for taxes and insurance	1,399	1,699
Accrued interest payable	335	330
Accrued expenses and other liabilities	7,551	6,938
Total Liabilities	905,921	906,876
STOCKHOLDERS' EQUITY
Preferred stock ($.01 par value; 1,000,000 shares authorized,
none issued and outstanding at March 31, 2013 and December 31, 2012)	--	--
Common stock ($.01 par value; 60,000,000 shares authorized,
12,260,172 shares issued and outstanding at March 31, 2013
and 12,356,564 shares issued and outstanding at December 31, 2012)	146	146
Additional paid-in capital	136,453	136,132
Treasury stock, at cost (2,350,600 shares at March 31, 2013 and
2,249,600 shares at December 31, 2012)	(31,462)	(29,733)
Common stock acquired by benefit plans	(9,998)	(10,228)
Retained earnings	81,724	80,608
Accumulated other comprehensive income, net	2,556	4,540
Total Stockholders' Equity	179,419	181,465

Total Liabilities and Stockholders' Equity	$1,085,340	$1,088,341

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)
(Dollars in Thousands, Except Per Share Data)
	March 31,	December 31,	March 31,
	2013	2012	2012
CAPITAL RATIOS:
Stockholders’ equity (to total assets) (1)	16.53%	16.67%	18.41%

Tier 1 capital (to adjusted assets) (2)	13.13	12.90	15.57
Tier 1 risk –based capital (to risk-weighted assets) (2)	19.50	19.45	23.73
Total risk-based capital (to risk-weighted assets) (2)	20.53	20.48	24.71

ASSET QUALITY INDICATORS:
Nonperforming Assets:
Nonaccruing loans	$12,680	$17,124	$19,980
Accruing loans past due 90 days or more	--	--	--
Total nonperforming loans	$12,680	$17,124	$19,980
Assets acquired through foreclosure	11,592	8,524	6,473
Total nonperforming assets	$24,272	$25,648	$26,453

Ratio of nonperforming loans to total loans	1.84%	2.46%	3.04%
Ratio of nonperforming assets to total assets	2.24	2.36	2.62
Ratio of allowance for loan losses to total loans	1.68	1.61	1.72
Ratio of allowance for loan losses to nonperforming loans	91.5	65.2	56.5
Impaired Loans:
Nonperforming loans	$12,680	$17,124	$19,980
Troubled debt restructurings	7,561	7,388	7,556
Other impaired loans	--	--	--
Total impaired loans	$20,241	$24,512	$27,536

Past Due Loans:
30 - 59 days	$1,477	$41	$176
60 - 89 days	74	2,026	528
Total	$1,551	$2,067	$704

	At or for the Three Months Ended
	March 31,	December 31,	March 31,
	2013	2012	2012
PERFORMANCE RATIOS (3):
Return on average assets	0.68%	0.73%	0.47%
Return on average equity	4.05	4.15	2.53
Net interest margin	3.07	3.11	3.23
Efficiency ratio (4)	63.1	62.8	64.7
OTHER:
Tangible book value per share	$14.63	$14.69	$14.55
Employees (full-time equivalents)	138	141	134

(1)	Represents stockholders’ equity ratio of Fox Chase Bancorp, Inc.
(2)	Represents regulatory capital ratios of Fox Chase Bank.
(3)	Annualized
(4)
Represents noninterest expense, excluding valuation adjustments on assets acquired through foreclosure and loss on extinguishment of debt, divided by the sum of net interest income and noninterest income, excluding gains or losses on the sale of securities, premises and equipment and assets acquired through foreclosure.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended March 31,
	2013			2012
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$5,146	$1	0.04%	$8,690	$3	0.13%
Mortgage related securities	323,372	1,738	2.15%	274,353	1,979	2.88%
Taxable securities	20,970	71	1.34%	25,937	93	1.45%
Nontaxable securities	-	-	0.00%	1,873	19	4.02%
Loans (1)	688,284	8,062	4.73%	670,809	8,848	5.24%
Allowance for loan losses	(11,443)			(12,295)
Net loans	676,841	8,062		658,514	8,848
Total interest-earning assets	1,026,329	9,872	3.88%	969,367	10,942	4.49%
Noninterest-earning assets	47,877			42,858
Total assets	$1,074,206			$1,012,225
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$580,026	$1,177	0.82%	$577,628	$1,771	1.23%
Borrowings	192,188	782	1.65%	148,017	1,191	3.18%
Total interest-bearing liabilities	772,214	1,959	1.03%	725,645	2,962	1.63%
Noninterest-bearing deposits	112,873			93,770
Other noninterest-bearing liabilities	8,537			5,489
Total liabilities	893,624			824,904
Stockholders' equity	177,119			180,715
Accumulated comprehensive income	3,463			6,606
Total stockholder's equity	180,582			187,321
Total liabilities and stockholders' equity	$1,074,206			$1,012,225

Net interest income		$7,913			$7,980
Interest rate spread			2.85%			2.86%
Net interest margin			3.07%			3.23%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2013			December 31, 2012
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$5,146	$1	0.04%	$8,637	$3	0.11%
Mortgage related securities	323,372	1,738	2.15%	312,198	1,784	2.29%
Taxable securities	20,970	71	1.34%	19,677	77	1.57%
Nontaxable securities	--	--	0.00%	--	--	0.00%
Loans (1)	688,284	8,062	4.73%	664,939	8,086	4.84%
Allowance for loan losses	(11,443)			(11,614)
Net loans	676,841	8,062		653,325	8,086
Total interest-earning assets	1,026,329	9,872	3.88%	993,837	9,950	3.99%
Noninterest-earning assets	47,877			44,527
Total assets	$1,074,206			$1,038,364
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$580,026	$1,177	0.82%	$589,464	$1,361	0.92%
Borrowings	192,188	782	1.65%	142,745	756	2.11%
Total interest-bearing liabilities	772,214	1,959	1.03%	732,209	2,117	1.15%
Noninterest-bearing deposits	112,873			118,675
Other noninterest-bearing liabilities	8,537			4,281
Total liabilities	893,624			855,165
Stockholders' equity	177,119			177,214
Accumulated comprehensive income	3,463			5,985
Total stockholder's equity	180,582			183,199
Total liabilities and stockholders' equity	$1,074,206			$1,038,364

Net interest income		$7,913			$7,833
Interest rate spread			2.85%			2.84%
Net interest margin			3.07%			3.11%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.